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                                                                      EXHIBIT 23


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We consent to the incorporation by reference in the Registration Statements (Forms S-8 No. 33-52991, No. 33-47997, No. 33-44697 and No. 33-39260)
of Ramsay Youth Services, Inc., of our report dated March 15, 1999 with respect to the consolidated financial statements of Ramsay Youth Services, Inc., (which statements are not presented separately herein, as amended) in this Annual Report (Form 10-K/A) for the year ended December 31, 1999.


                                                               ERNST & YOUNG LLP

Miami, Florida
September 20, 2000